EXHIBIT 32.2

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Paradigm Medical Industries, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cory N. Johnson, Controller, Treasurer and Secretary, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (a) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the report fairly presents, in all material respect, the financial condition and result of operations of the Company.




                              /s/  Cory N. Johnson
                              -------------------------------------------
Date: November 16, 2005            Cory N. Johnson
                                   Controller, Treasurer and Secretary